UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2012

JOSHUA GOLD RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53809	27-0531073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2368 Lakeshore Rd. W, Suite 300 Oakville, Ontario, Canada	L6L 1H5

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 354-9991

      99 Bronte Road, Suite 121, Oakville, Ontario, Canada L6L 3B7

                                                  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Joshua Gold Resources Inc. issued a Press Release, dated October 11, 2012, announcing that it has entered into a Mineral Property Acquisition Agreement with Brian A. McClay, M.Eng. to acquire a 100% interest in the Kenty Gold Property located in Swayze and Dore Townships in the Province of Ontario, Canada and that it has appointed J. David Mason, M. Eng. to serve as its Chief Operating Officer.

A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit

Description

99.1

Press Release of Joshua Gold Resources Inc., dated October 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Joshua Gold Resources Inc.
(Registrant)

Date: November 6, 2012	By:	/S/ Benjamin Ward
Benjamin Ward President, CEO and Director

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